Note and Security Agreement
$ 23,000,000.00
December 30, 1997

For value received, and intending to be legally bound, Undersigned, as defined below, promises to pay to

Mellon Bank, N.A.

("Bank") or its order at Harrisburg, Pennsylvania, the sum of Twenty-Three Million and NO/100 ($ 23,000,000.00), or such lesser or greater principal amount as may be outstanding from time to time under the Revolving Line of Credit Agreement dated August 31, 1994 (as amended and supplemented from time to time, the "Credit Agreement"), outstanding balance from the date of this Note and Security Agreement ("Note") at the rate(s) ("Contractual Rate(s)") specified herein.

Payment and principal and interest shall be due and payable, as set forth in the attached supplement to Note and Security Agreement.

This Note and Security Agreement is given in replacement of that original Note and Security Agreement dated August 31, 1994, and as amended and restated on November 1. 1994, December 29, 1994, February 1, 1995, April 3, 1995, June 21, 1995, and November 14, 1996, in order to extend the maturity date. This is not a novation of the prior Note and Security Agreement(s). All prior security interests granted shall carry to this Note and Security Agreement.

After maturity, whether by acceleration or otherwise, interest shall accrue at a rate 2 percent per annum above the Contractual Rate(s) specified until all sums due hereunder are paid. Interest shall continue to accrue after the entry of judgment by confession or otherwise at the Contractual Rate(s) until all sums due hereunder and/or under the judgment are paid, unless the Contractual Rate(s) is (are) altered by Subsequent maturity. Undersigned agrees to pay to Bank, as consideration for Bank's commitment under the Credit Agreement, (i) a commitment fee equal to N/A % per annum on the unborrowed Commitment Amount (as defined in the Credit Agreement), from time to time, for each day of the Commitment Period (as defined in the Credit Agreement), and (ii) a facility fee equal to N/A % per annum in the Commitment Amount (whether borrowed or unborrowed) for each day of the Commitment Period, in each base payable for the preceding period for which such fee has not been paid, (a) on the last day of each N/A, and N/A after the date hereof, (b) on the date of each reduction of the Commitment amount on the amount so reduced, and (c) on the last day of the Commitment Period.

If any law, regulation, order, decree or guideline or interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof or compliance by Bank with any request or directive of any governmental authority (whether or not having the force of law) shall either impose, modify or deem applicable any capital adequacy or similar requirement against assets (funded or contingent) of, or credits or commitments to extend credit extended by Bank and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon Bank with respect to the Credit Agreement, this Note, or the making, maintenance or funding of any part of the Loans (or, in the case of capital adequacy or similar requirement, to have the effect of reducing the rate of return on Bank's capital, taking into account Bank's policies with regard to adequacy) by an amount which Bank deems to be material, Bank shall from time to time notify Undersigned of the amount determined in good faith by Bank (which determination shall be conclusive absent manifest error) to be necessary to compensate Bank for such increase, reduction or imposition. Such amount shall be due and payable by Undersigned to Bank ten
(10) business days after such notice is given.

So long as Bank is the holder hereof, Bank's book's, and records shall be presumed, except in the case or manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each advance and payment made pursuant hereto.

The prompt and faithful performance of all of Undersigned's obligations hereunder, including without limitation time of payment, is of the essence of this Note.

Certain terms used in this Note are defined in Section 9 below.

1. Security Interest. Undersigned hereby grants to Bank a security interest in the following property now owned or hereafter acquired by Undersigned:

(b) all inventory (whether held for sale or lease or to be furnished under contracts of service), raw materials, work in process, and materials used or consumed in the conduct of Undersigned's business, and all books, records, invoices and other documents which describe or evidence the same;

(d) all accounts, contract rights, general intangibles, choses in action, instruments, chattel paper, documents (including all documents of title and warehouse receipts) and all rights to the payment of money, however evidenced or arising;

(g) In addition to the foregoing, Undersigned (1) grants to Bank a security interest in all accessions, parts, accessories, attachments and appurtenances in any way used with, attached or related to, installed in, any equipment or inventory constituting "Collateral" hereunder; (2) grants to Bank a security interest in all substitutions for, renewals of, improvements, replacements and additions to, and the products and proceeds (cash and non-cash) of all property constituting "Collateral" hereunder and any insurance policies relating thereto;
(3) grants to Bank a security interest in, lien upon, and right of setoff against, all deposit accounts, credits, securities, moneys or other property of Undersigned which may at any time be in the possession of, delivered to, or owed by Bank, including any proceeds or returned or unearned premiums of insurance, and the proceeds (cash and non-cash) of all the foregoing property; and (4) assigns to Bank all moneys which may become payable on any policy of insurance required to be maintained under this Note, including any returned or unearned premiums.

All such property subject to Bank's security interests described in this section 1 is referred to herein collectively as the "Collateral". With respect to
Section 4 hereunder, the term "Collateral" shall not include the property described in subsections (g) (3) and (g) (4) of this Section 1.

All security interests in Collateral shall be deemed to arise and be perfected under and governed by the Uniform Commercial Code, except to the extent that such law does not apply to certain types of transactions or Collateral, in which case applicable law shall govern.

2. Obligations Secured. The Collateral shall secure the following obligations ("Obligations") of Undersigned to Bank: (a) all amounts at any time owing or payable under this Note; (b) all costs and expenses incurred by Bank in the collection or enforcement of this Note or the protection of the Collateral; (c) all future advances made by bank for taxes, levies, insurance, and repairs to or maintenance of the Collateral; and (d) any other indebtedness, liability or obligation of Undersigned to Bank, past, present, or future, direct or indirect, absolute or contingent, individual, joint or several, now due or to become due, whether as drawer, maker, endorser, guarantor, surety or otherwise, except that none of the security interests created herein shall secure any obligation incurred by Undersigned which is defined as "consumer credit" by Federal Reserve Board Regulation Z, 12 C.F.R. 226.1 et seq., and is not exempted from the application of that Regulation.

3. Representations. Undersigned hereby makes the following representations and warranties which shall be true and correct on the date of this Note and shall continue to be true and correct at the time of the creation of any Obligation secured hereby and until the Obligations secured hereby shall have been paid in full: (a) Undersigned's residence and/or Chief Executive Office, as the case may be, is as stated below or as otherwise stated in a subsequent written notice delivered to Bank pursuant to the terms hereof, (b) Undersigned has good and marketable title to the Collateral subject to no security interest, lien or encumbrance, except as indicated to the contrary to Bank in writing prior to the execution of this Note; and (c) if any of the Undersigned is an individual, each such individual is at least 18 years of age and under no legal disability or incapacity.

4. Covenants. Undersigned covenants and agrees that until the Obligations secured hereunder have been paid in full, Undersigned shall: (a) use the proceeds of the Loans evidenced hereby only for the purpose(s) specified to the Bank at or prior to the execution hereof, (b) not permit use of the Collateral for any illegal purposes; (c) promptly notify Bank in writing of any change in its or their residence or Chief Executive Office; (d) not permit removal of any of the Collateral from county to county or state to state unless Bank has given written consent in advance; (e) maintain at all times good and marketable title to all Collateral, free and clear of any security interest, lien or encumbrance (except as to which Bank may grant its prior written consent pursuant to section 4(f) below), and defend such title against the claims and demands of all persons; (f) not (1) affix the Collateral or permit the Collateral to be affixed to real estate or to any other goods, (2) lease, mortgage, pledge or encumber the Collateral, (3) permit the Collateral's identity to be lost, (4) permit the Collateral to be levied upon or attached under any legal process, (5) permit or cause any security interest or lien to arise with respect to the Collateral (other than those created in this Note), or (6) except Collateral customarily sold by Undersigned in the ordinary course of business and so sold in such manner for full value, sell, consign, part with possession of, or otherwise dispose of the Collateral or any rights therein, except as Bank may grant its prior specific written consent with respect to acts or events specified in subsections (1), (2), (5) or (6) hereof-, (g) maintain the Collateral in good condition and repair, excepting only reasonable wear and tear; pay and discharge all taxes and other levies on the Collateral, as well as the costs of repair and maintenance thereof; and furnish to Bank upon request documentary proof of payment of such taxes, levies and costs; (h) provide additional collateral at such times and having such value as Bank may request, if Bank shall have reasonable grounds for believing that the value of the Collateral has become insufficient to secure all Obligations evidenced or secured by this Note; (i) purchase and maintain policies of insurance (including flood insurance) to protect the Collateral or other property against such risks and casualties, and in such amounts, as shall be required by Bank and/or applicable law, which policies shall (1) be in form and substance satisfactory to Bank, (2) designate Bank as loss payee and, at Bank's option, as additional insured, and (3) be (or certificates evidencing same shall be deposited with Bank; (j) provide, upon request, financial or other information, documentation or certifications to Bank (including balance sheets and income statements), all in form and content satisfactory to Bank; (k) execute, upon demand by Bank, any financing statements or other documents which Bank may deem necessary to perfect or maintain perfection of the security interests created in this Note and pay all costs and fees pertaining to the filing of any financing, continuation or termination statements with regard to such security interests; (l) procure, and cause a statement of Bank's security interest to be noted on, any certificate of title issued or required by law to be issued with respect to any motor vehicle constituting part of the Collateral, and cause any such certificate to be delivered to Bank within 10 days from the later of the date of this Note or the date of the issuance of such certificate; (m) pay, upon demand, all amounts incurred by Bank in connection with any action or proceeding taken or commenced by Bank to enforce or collect this Note or protect, insure or realize upon the Collateral, including attorney's fees equal to the lesser of (a) 20% of the above sum and interest then due hereunder, or $500.00, whichever is greater, or
(b) the maximum amount permitted by law, and attorney's costs and all costs of legal proceedings; and (n) immediately notify Bank if any of Undersigned's accounts arise out of contracts with the United States or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act.

5. Events of Default. The occurrence of any of the following shall constitute an "Event of Default' hereunder:(a) default in payment or performance of any of the Obligations evidenced or secured by this Note or any other evidence of liability of Undersigned to Bank; (b) the breach by any Obligor (defined as Undersigned and each surety or guarantor of any of Undersigned's liabilities to Bank, as well as any person or entity granting Bank a security interest in property to secure the Obligations evidenced hereby) of any covenant contained in the Credit Agreement, this Note, or in any separate security, guarantee or suretyship agreement between Bank and any Obligor, the occurrence of any default hereunder or under the terms of any, such agreement or the discovery by Bank of any false or misleading representation made by any Obligor herein or in any such agreement or in any other information submitted to Bank by any Obligor; (c) with respect to any, Obligor: (1) death or incapacity of any individual or general partner; or (2) dissolution of any partnership or corporation; (d) any assignment for the benefit of creditors by any Obligor; (e) insolvency of any Obligor; (f) the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy, insolvency, reorganization, receivership or dissolution, including the Bankruptcy Reform Act of 1978, as amended, by or against any Obligor; (g) default under the terms of any lease of or mortgage on the premises where any Collateral is located; (h) garnishment, attachment or taking by governmental authority of any Collateral or other property of the Undersigned which is in Bank's possession; (i) a determination by bank, which determination shall be conclusive if made in good faith, that a material adverse change has occurred in the financial or business condition of Undersigned; or (j) the maturity of any life insurance policy held as Collateral under this Note by reason of the death of the insured or otherwise.

6. Acceleration; Remedies. Upon the occurrence of any Event of Default: (a) all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of Bank, without any demand or notice whatsoever; (b) Undersigned shall, upon demand by Bank, assemble the Collateral and promptly make it available to Bank at any place designated by Bank with is reasonably convenient to both parties; (c) Bank may immediately and without demand exercise any of it s rights and remedies granted herein, under applicable law, or which it may otherwise have, against the Undersigned, the Collateral, or otherwise; and (d) Bank may, without notice or process of any sort, peaceably enter any premises where any vehicle constituting a part of the Collateral is located and take possession, retain and dispose of such vehicle and all property located in or upon it. Bank shall have no obligation to return any property not constituting Collateral found in any such vehicle unless Bank actually receives Undersigned's written request therefor specifically describing such property within 72 hours after repossession thereof. Notwithstanding any provision to the contrary contained herein, upon the occurrence of an Event of Default as described in Section 5 (f) hereof, all amounts due under this Note shall become immediately due and payable, without any demand, notice, or further action by Bank whatsoever, and an action therefor shall immediately accrue.



7. Bank's Rights. Undersigned hereby authorizes Bank, and Bank shall have the continuing right, at its sole option and discretion, to: (a) do anything which Undersigned is required but fails to do hereunder, and in particular Bank may, if Undersigned fails to do so, (1) insure or take any reasonable steps to protect the Collateral, (2) pay all taxes, levies, expenses and costs arising with respect to the Collateral, or (3) pay any premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7(a) to the principal amount of the indebtedness secured by this Note; (b) direct any insurer to make payment of any insurance proceeds, including any returned or unearned premiums, directly to Bank, and apply such moneys to any Obligations or other amounts evidenced or secured hereby in such order of fashion as Bank may elect; (c) inspect the Collateral at any reasonable time; (d) pay any amounts Bank elects to pay or advance hereunder on account of insurance, taxes, or other costs, fees, or charges arising in connection with the Collateral, either directly to the payee of such cost, fee, or charge, directly to Undersigned, or to such payee(s) and Undersigned jointly, and (e) pay the proceeds of the Loans evidenced by this Note to any or all of the Undersigned Individually or jointly, or to such other persons as any of the Undersigned may direct.

In addition to all rights given to Bank by this Note, Bank shall have all the rights and remedies of a secured party under any applicable law, including without limitation, the Uniform Commercial Code.

B. Miscellaneous Provisions (a) Undersigned waives protest of all commercial paper at any time held by Bank on which Undersigned is in any way liable, notice of nonpayment at maturity of any and all accounts, and (except where requested hereby) notice of action taken by Bank; and hereby ratifies and confirms whatever Bank may do. Bank shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise or delay in exercising any such right. (b) Bank shall retain the lien of any judgment entered on account of the indebtedness evidenced hereby, as well as any security interest previously granted to secure repayment of the indebtedness evidenced hereby, and Undersigned warrants that Undersigned has no defense whatsoever to any action or proceeding that may be brought to enforce or realize on such judgment or security interest. (c) If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings of this Note are for convenience only and shall not in any way affect the meaning or construction of any provision hereof. (a) The rights and privileges of Bank contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Undersigned shall bind all heirs, personal representatives, successors and assigns. (a) This Note shall in all respects be governed by the laws of the state in which this Note is payable (except to the extent that federal law governs), and all references to the Uniform Commercial Code shall be deemed to refer to the Uniform Commercial Code as enacted in such state. (f) Undersigned hereby irrevocably appoints Bank and each holder hereof as Undersigned's attorney-in-fact to: (1) endorse Undersigned's name to any draft or check which may be payable to Undersigned in order to collect the proceeds of any insurance or any returned or unearned premiums in respect of any policies of insurance required to be maintained hereunder; and (2) take any action Bank deems necessary to perfect or maintain perfection of any security interest granted to Bank herein, including executing any document on Undersigned's behalf. (g) Undersigned shall bear the risk of loss of, damage to, or destruction of the Collateral, and Undersigned hereby releases Bank from all claims for loss or damage to the Collateral caused by any act or omission on the part of Bank, except for willful misconduct. (h) Copies or reproductions of this document or of any financing statement may be filed as a Financing statement.

9. Definitions. As used herein: (a) "account", "chattel paper", "contract right", "document", "instrument", and "inventory" have the same respective meanings given to those terms in the Uniform Commercial Code; (b) "general intangibles" has the meaning given to that term in the Uniform Commercial Code, including without limitation, customer lists, books and records (including without limitation, all correspondence, files, tapes, cards, book entries, computer runs computer programs and other papers and documents, whether in the possession or control of Undersigned or any computer service bureau), rights in franchises and sales contracts, patents, copyrights, trademarks, logos, goodwill, trade names, label designs, royalties, brand names, plans, blueprints, inventions, patterns, trade secrets, licenses, jigs, dies, molds, and formulas;
(c) "Chief Executive Office" means the place from which the main part of the business operations of an entity is managed; and (d) "Undersigned" refers individually and collectively to all makers of this Note, including, in the case of any partnership, all general partners of such partnership individually and collectively, whether or not such partners sign below. Undersigned shall be jointly and severally bound by the terms hereof, and, with respect to any partnership executing this Note, each general partner shall be bound hereby both in such general partner's individual and partnership capacities.

Capitalized terms not defined in this Note shall have the same meanings set forth in the Credit Agreement.


10. Confession of Judgment. Undersigned hereby empowers the prothonotary or any attorney of any court of record to appear for Undersigned and to confess judgment as often as necessary against Undersigned in favor of the holder hereof, as of any term, for the above sum plus interest due under the terms hereof, together with costs of legal proceedings and an attorney's commission equal to the lesser of (a) 20% of the above sum and interest then due hereunder or $500.00, whichever is greater, or (b) the maximum amount permitted by law, with release of all errors. Undersigned waives all laws exempting real or personal property from execution.

SIGNATURES

Attest/Witness:
/s/ Joseph E. Zavacky
Controller and Assistant Secretary

Corporation

C-COR Electronics, Inc.

/s/ Chris A. Miller
VP-Finance

Business Address:
60 Decibel Road
State College, PA  16801